SUB-ITEM 77Q1

         The Certification of Amendment to the Declaration of Trust is incorporated herein by reference to MFS Series Trust X Post-Effective Amendment No. 45 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on August 29, 2003, under Rule 485 under the Securities Act of 1933.